SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 2012


                             CIRALIGHT GLOBAL, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                      0-54036                   26-4549003
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)          Identification Number)

670 E. Parkridge, Suite 112, Corona, California                   92879
     (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (877) 520-5005

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.133-4(c))

ITEM 8.01 OTHER EVENTS

Disclosure of Nonpublic Information

After the close of the stock markets on January 20, 2012, Ciraight Global, Inc. sent via email a letter to our shareholders updating them on the Company's business. A copy of this letter is attached hereto as Exhibit 99.1.

ITEM 9.01 EXHIBITS

     (d) Exhibits

         99.1  Ciralight Global, Inc. January 20, 2012 Letter to Shareholders

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: January 23, 2012
                                       CIRALIGHT GLOBAL, INC.


                                       By: /s/  Jeffrey S. Brain
                                           -------------------------------------
                                           Jeffrey S. Brain
                                           President and Chief Executive Officer

                                 EXHIBIT INDEX


Exhibit No.                  Description of Exhibit
-----------                  ----------------------

  99.1        Ciralight Global, Inc. January 20, 2012 Letter to Shareholders